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`                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 1, 2005

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-15787                                  13-4075851
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      (Commission File Number)               (IRS Employer Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 1, 2005 (the "Closing Date"), MetLife, Inc., a Delaware corporation (the "Company"), acquired all of the outstanding shares of capital stock (the "Acquisition") of certain indirect subsidiaries held by Citigroup Inc. ("Citigroup"), including The Travelers Insurance Company and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses (collectively, the "Travelers Insurers"). In connection with the Acquisition, on the Closing Date, the Company and Citigroup entered into an International Distribution Agreement (the "IDA") and a Domestic Distribution Agreement (the "DDA," and collectively with the IDA, the "Distribution Agreements"), relating to the distribution of certain life and annuity products in Argentina, Australia, Belgium, Brazil, Guam, Hong Kong, Ireland, Hungary, Japan, Poland and the United Kingdom (each, a "Covered Country") and the United States. The following description of the Distribution Agreements is not complete and is qualified in its entirety by reference to the Distribution Agreements, which are filed hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

      Pursuant to the Distribution Agreements, a Travelers Insurer will continue to be the exclusive provider of a life insurance or annuity product to certain distributors affiliated with Citigroup that distribute Travelers Insurers' products ("Parent Distributor") in the United States or in a Covered Country if such Travelers Insurer was the exclusive provider on the Closing Date. This period of exclusivity will continue for five years after the Closing Date. During the subsequent five years, each Travelers Insurer will have the right to be a provider, on a non-exclusive basis, to each Parent Distributor of each exclusive product distributed by such Parent Distributor on the Closing Date. In addition, if any Travelers Insurer has a non-exclusive arrangement with a Parent Distributor for a life insurance or annuity product in the United States or a Covered Country on the Closing Date, the Travelers Insurer will, for ten years after the Closing Date, have a right to continue such non-exclusive arrangement. Further, if any Travelers Insurer provides a private label life insurance or annuity product to a Parent Distributor on the Closing Date, such Travelers Insurer will, for ten years after the Closing Date, have a right to continue to be the provider of such private label product.

      The Distribution Agreements provide, for a period of five years from the Closing Date, that the Travelers Insurers will have continued access rights to the Citigroup distribution network with respect to products distributed on an exclusive basis. Also, for a period of three years from the Closing Date, the Travelers Insurers will have continued access rights to the Citigroup distribution network with respect to products distributed on a non-exclusive basis on terms no worse than those afforded to other third-party insurance providers with respect to such products.

      In general, the Distribution Agreements only require Citigroup to distribute the Company's products through the existing Parent Distributors; after-acquired distributors are not subject to the Distribution Agreements. However, if, during the first seven years after the Closing Date, Citigroup acquires an in-house insurance company, the Company's affiliated insurance companies (the "Purchaser Insurers") will be given the opportunity during the remainder of such seven-year period to provide life insurance and annuity products, on a non-exclusive basis, to certain affiliated distribution channels of the in-house insurance company.

      If, during the first seven years after the Closing Date, Citigroup operates an open-architecture, multiple-provider distribution channel in Chile, China, India, Indonesia, South Korea, Taiwan or Uruguay, and a Purchaser Insurer offers a life insurance or annuity product in such country as of the Closing Date, such Purchaser Insurer will have a right to be part of the Citigroup distribution channel in such country for the remainder of such seven-year period if such product is substantially the same as, and competitive with, other products distributed by the Parent Distributor in that country.

      As required by the Distribution Agreements, the Company and Citigroup caused the Parent Distributors and Travelers Insurers, respectively, to enter into selling agreements to effectuate the arrangements contemplated by the Distribution Agreements. Citigroup has the right not to enter into a selling agreement or to terminate a distribution arrangement under certain circumstances.

      In connection with the issuance and delivery of 22,436,617 shares of the Company's common stock to Citigroup as part of the payment of the Acquisition purchase price (the "Shares"), the Company entered into an Investor Rights Agreement dated as of July 1, 2005 with Citigroup and Citigroup Insurance Holding Corporation. Under the Investor Rights Agreement, at Citigroup's request, the Company will use its best efforts to promptly file a shelf registration statement providing for the resale of such number of Shares as Citigroup requests on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. Citigroup is entitled to effect two fully marketed underwritten takedowns under the shelf registration statement. Citigroup may also demand that the Company file registration statements with the SEC providing for "one-off" offerings of all or a portion of the Shares. The number of demand registrations that Citigroup will be entitled to require is two, less the number of underwritten takedowns previously completed off of the shelf registration statement described above. Citigroup may transfer all or a portion of its then-remaining demand registration rights to a third party who acquires at least 20% of the total amount of the Shares, provided that such third party agrees to be bound by the terms of the Investor Rights Agreement. Subject to customary exceptions, Citigroup may not transfer more than 5% of the Company's outstanding common stock to a competitor of the Company. These restrictions on transfer will not apply to any transfer pursuant to Rule 144 under the Securities Act or offerings made under a shelf registration statement, demand registrations or piggyback registrations.

      Citigroup may not sell any of the Shares for 12 months following the Closing Date. This restriction will not restrict sales of shares of the Company's common stock by Citigroup as nominee of customers in the ordinary course of business or sales of the Shares (i) in private offerings that do not require registration under the Securities Act at any time after six months following the Closing Date if the transferee agrees to be bound by the terms of the Investor Rights Agreement, or (ii) to the Company.

      The foregoing description of the Investor Rights Agreement is not complete and is qualified in its entirety by reference to the Investor Rights Agreement, which is filed hereto as Exhibit 10.3 and incorporated herein by reference.

     Citigroup and the Company also entered into a Transition Services Agreement, dated as of July 1, 2005, pursuant to which Citigroup agreed to provide, or cause to be provided, all services, support, facilities, and other resources ("Services") that Citigroup or its affiliates or subcontractors provided, or caused to be provided, to the Travelers Insurers during specified times prior to the Closing Date. In addition, the Company agreed to provide, or cause to be provided, all Services that the Travelers Insurers or their subcontractors provided, or caused to be provided, to Citigroup or its affiliates during specified times prior to the Closing Date. The respective Services are to be provided for up to two years within the United States and up to 30 months outside of the United States, although a recipient may discontinue any individual Service upon 30 days written notice to the provider. For the first 12 months of the Transition Services Agreement for Services within the United States, and for the first 18 months for Services outside of the United States, fees for such Services are to be comparable to the prices charged for similar services during 2005 prior to the Closing Date; thereafter the prices will increase by 2% each calendar quarter. The Transition Services Agreement also provides for a variety of indemnities, as well as dispute resolution mechanisms.

     The foregoing description of the Transition Services Agreement is not complete and is qualified in its entirety by reference to the Transition Services Agreement, which is filed hereto as Exhibit 10.4 and incorporated herein by reference.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      On July 1, 2005, the Company terminated the $7,000,000,000 senior bridge credit facility dated May 16, 2005 with Bank of America, N.A., as administrative agent, Goldman Sachs Credit Partners L.P., as syndication agent and Banc of America Securities LLC and Goldman Sachs Credit Partners L.P., as joint lead arrangers and book managers.

      The agents and arrangers (and their respective subsidiaries or affiliates) under the Bridge Facility have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking, trust and other advisory services to the Company, its subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from the Company, its subsidiaries or affiliates, for such services.

      The Company terminated the Bridge Facility because it determined not to utilize the Bridge Facility to finance a portion of the purchase price of the Acquisition due to the successful completion of planned financings.

      The terms and conditions of the Bridge Facility which were material to the Company are set forth in the Company's Form 8-K filed with the U.S. Securities and Exchange Commission (the "Commission") on May 20, 2005 and incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On July 1, 2005, the Company consummated the Acquisition pursuant to an Acquisition Agreement dated as of January 31, 2005 between the Company and Citigroup.

      A copy of the Acquisition Agreement, which was filed as Exhibit 2.1 to the Company's Form 8-K filed with the Commission on February 4, 2005 (the "February 4 Form 8-K") is incorporated herein by reference. A copy of the press release announcing the completion of the Acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      Pursuant to the Acquisition Agreement described in the February 4 Form 8-K, which disclosure is incorporated herein by reference, on July 1, 2005, the Company issued to Citigroup Insurance Holding Corporation, an affiliate of Citigroup, 22,436,617 shares of the Company's common stock, par value $.01 per share. The issuance of the common stock was made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

ITEM 8.01. OTHER EVENTS.

      On July 1, 2005, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a)          Financial statements of businesses acquired.

                The financial statements required by Item 9.01(a) of Form 8-K were filed as Exhibit 99.2 to each of MetLife, Inc.'s Current Reports on Form 8-K filed on May 13, 2005 and May 27, 2005.

   (b)          Pro forma financial information.

                The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

   (c)          Exhibits.

        10.1 International Distribution Agreement dated as of July 1, 2005 between MetLife, Inc. and Citigroup Inc.

        10.2 Domestic Distribution Agreement dated as of July 1, 2005 between MetLife, Inc. and Citigroup Inc.

        10.3 Investor Rights Agreement dated as of July 1, 2005 by and among Citigroup Inc., MetLife, Inc. and Citigroup Insurance Holding Corporation.

        10.4 Transition Services Agreement dated as of July 1, 2005 by and between Citigroup Inc. and MetLife, Inc.

        99.1 Press release of MetLife, Inc. dated July 1, 2005 announcing the completion of the Acquisition.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: July 8, 2005

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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                    EXHIBIT
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  10.1      International Distribution Agreement dated as of July 1, 2005 between MetLife, Inc. and Citigroup Inc.

  10.2 Domestic Distribution Agreement dated as of July 1, 2005 between MetLife, Inc. and Citigroup Inc.

  10.3 Investor Rights Agreement dated as of July 1, 2005 by and among Citigroup Inc., MetLife, Inc. and Citigroup Insurance Holding Corporation.

  10.4 Transition Services Agreement dated as of July 1, 2005 by and between Citigroup Inc. and MetLife, Inc.

  99.1 Press release of MetLife, Inc. dated July 1, 2005 announcing the completion of the Acquisition.